UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party Other Than the Registrant  ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) of sec. 240.14a-12

MFS VARIABLE INSURANCE TRUST II

(Names of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrants)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

MFS MONEY MARKET PORTFOLIO

111 Huntington Avenue, Boston, Massachusetts 02199

(617) 954-5000

August 7, 2015

Dear Variable Contract Owner:

I am writing to let you know that a special meeting of the shareholders of MFS Money Market Portfolio (the “Fund”), a series of MFS Variable Insurance Trust II (the “Trust”), will be held on October 8, 2015 (the “Meeting”). Although separate accounts of certain insurance companies (the “Companies”) are the only shareholders of the Fund, you, as an owner of record of a variable annuity contract or variable life insurance policy (the “contract”) with amounts allocated to the Fund, have the right to instruct the Companies as to the manner in which shares of the Fund attributable to your contract should be voted. Details about the Meeting and ways that you can submit your voting instructions to the Companies are included in the enclosed Proxy Statement.

As record owners of the Fund’s shares, the Companies will be asked to approve a proposal to amend the Fund’s investment policy concerning industry concentration to enable the Fund to operate as a government money market fund.

After careful consideration, the Fund’s Trustees have unanimously determined that a change to the Fund’s investment policy concerning industry concentration would be in the best interest of the Fund. For this reason, the Trustees recommend that you provide voting instructions for the Companies to vote FOR the proposed change by completing the enclosed Voting Instruction Form. The proposal is described in the enclosed Proxy Statement. You should read the proposal thoroughly before voting.

YOUR VOTE MAKES A DIFFERENCE

Please take a moment now to provide your voting instructions by one of the methods described on the enclosed Voting Instruction Form. For more information, please call Computershare Fund Services 1-866-209-8248, or contact the Company through which you purchased your variable contract (if you are a contract owner). I thank you for your prompt attention to this matter.

Sincerely,

Robin A. Stelmach

President

MFS Variable Insurance Trust II

MFS MONEY MARKET PORTFOLIO

A Series of MFS Variable Insurance Trust II

111 Huntington Avenue, Boston, Massachusetts 02199

Notice of a Special Meeting of Shareholders

To be held on October 8, 2015

To owners of variable annuity contracts or variable life insurance policies (“contracts”) issued by certain insurance companies entitled, pursuant to the attached Proxy Statement, to give voting instructions in connection with a separate account of such insurance companies.

A Special Meeting of Shareholders (the “Meeting”) of the MFS Money Market Portfolio (the “Fund”), a series of MFS Variable Insurance Trust II, a Massachusetts business trust (the “Trust”), will be held at the offices of the Trust, 111 Huntington Avenue, Boston, Massachusetts 02199, on October 8, 2015, at 10:30 a.m. Eastern time for the following purposes:

ITEM 1.	To approve an amendment to the Fund’s fundamental investment policy concerning industry concentration.

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ITEM 1.

Shares of the Fund are held exclusively in separate accounts of insurance companies supporting contracts issued by the insurance companies. As owners of the assets held in their separate accounts, the insurance companies are the sole shareholders of record of the Fund and are entitled to vote their shares of the Fund. The insurance companies hereby solicit, and will vote their shares of the Fund at the Meeting in accordance with timely instructions received from owners of contracts having contract values allocated to a separate account invested in the Fund’s shares.

As a contract owner of record at the close of business on July 27, 2015 (the “Record Date”), you have the right to instruct the insurance company that issued your contract as to the manner in which shares of the Fund attributable to your contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted upon at the Meeting or any adjournment(s) thereof.

For your voting instructions to be counted, the insurance company that issued your contract must receive them by 5:00 p.m. (E.T.) on October 7, 2015.

Your vote is important. Whether or not you expect to attend the Meeting, please follow the steps on the enclosed Voting Instruction Form to provide voting instructions.

By order of the Board of Trustees,

Susan S. Newton

Assistant Secretary and Assistant Clerk

August 7, 2015

MFS MONEY MARKET PORTFOLIO

Proxy Statement

August 7, 2015

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of MFS Variable Insurance Trust II (the “Trust”) to be used at the Special Meeting of Shareholders (the “Meeting”) of the MFS Money Market Portfolio (the “Fund), a series of the Trust, to be held at 10:30 a.m. on October 8, 2015 at 111 Huntington Avenue, Boston, Massachusetts 02199, for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders (the “Notice”). If the enclosed form of proxy or voting instruction card is executed and returned, it nevertheless may be revoked at any time prior to the Meeting by a signed writing filed with the proxy tabulation agent, Computershare Fund Services (“Computershare), c/o Proxy Tabulator, P.O. Box 9043, Smithtown, New York, 11787-9831 by properly executing a later-dated proxy or voting instruction card, or by attending the Meeting and voting in person, or in the case of contract owners, by providing voting instructions to the Companies at the Meeting.

As of the date of this Proxy Statement, the Fund issues and sells its shares to the Money Market sub-accounts within certain separate accounts (the “Separate Accounts”) of certain insurance companies (each a “Company” and together, the “Companies”). The Separate Accounts are established to fund benefits under variable annuity and variable life insurance contracts (each, a “contract”) issued by the Companies. Owners, participants, and payees under the Contracts who have allocated the value of their contracts in the Separate Accounts to the Money Market sub-account (“contract owners”) have an indirect interest in the Fund. As the owners of the assets held in the Separate Accounts, the Companies are shareholders of record of the Fund, and are entitled to vote their shares of the Fund. The Companies vote their shares, however, in accordance with instructions received from contract owners. The Notice and this Proxy Statement are being delivered to contract owners who have allocated some portion of their contract’s value to the Money Market sub-account associated with their Separate Account, so that they may instruct the Companies how to vote the shares of the Fund underlying their contracts. As used herein, the term “shareholders” refers to the Separate Accounts and/or contract owners, depending on the context.

Shareholders of record at the close of business on July 27, 2015 will be entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. On, July 27, 2015 the following number of shares were outstanding for the Fund: 381,924,491.17.

Shareholders have the opportunity to submit their voting instructions via the Internet by using a program provided by a third-party vendor retained by the Fund, by automated telephone service or by mail using the enclosed proxy card.

The mailing address of the Trust and of the Fund is 111 Huntington Avenue, Boston, Massachusetts 02199. Solicitation of proxies is being made by the mailing of the Notice and this Proxy Statement with its enclosures on or about August 7, 2015. In addition to soliciting proxies by mail, the Trustees of the Trust and employees of Massachusetts Financial Services Company (“MFS”), the Fund’s investment adviser and administrator, may solicit proxies in person or by telephone.

The Trust has engaged Computershare to provide shareholder meeting services including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tracking. It is anticipated that the cost of these services will be $66,000 and may increase substantially in the event that the vote is contested or increased solicitation efforts are required. While the expenses of the preparation of the proxy statement and related materials, including printing and delivery costs and solicitation costs, are borne by the Fund; however, since MFS currently has voluntarily agreed to waive all or a portion of the management fee of the Fund and bear some or all of the Fund’s expenses to avoid a negative yield for the Fund (which voluntary waiver MFS may terminate at any time), the one-time fees and expenses related to this proxy statement therefore will likely be borne by MFS and not the Fund.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on October 8, 2015.

The proxy statement is available at www.mfs.com by clicking on “VIT II” then the Fund’s name under “Variable Insurance Portfolios” in the “Products and Performance” section of the MFS Web site. Directions to the meetings in order to vote in person are available by telephoning Computershare at (888) 916-1721 or by e-mail at proxymaterials@computershare.com, or at https://www.proxy-direct.com/mfs-26787.

A copy of the Fund’s’s most recent annual report and semi-annual report may be obtained without charge at http://insurancefunds.mfs.com or by contacting the insurance or annuity company through which you purchased your variable contract (if you are a contract owner) or by telephoning MFS toll-free at (800) 225-2606.

ITEM 1 –	PROPOSAL TO AMEND THE FUND’S FUNDAMENTAL INVESTMENT POLICY CONCERNING INDUSTRY CONCENTRATION

The Board has approved, and recommends that shareholders of the Fund approve, an amendment to the Fund’s industry concentration policy that would enable the Fund to operate as a government money market fund. In July 2014 the Securities and Exchange Commission (“SEC”) adopted significant reforms for money market funds which, among other things, will permit only certain categories of money market funds, such as government money market funds, to seek to maintain a stable $1.00 per share price. The proposed change in your Fund’s fundamental investment policy concerning concentration would enable the Fund to qualify as a government money market fund under the SEC’s revised rules. The Fund would therefore be permitted to, among other things, (i) continue to seek to maintain a stable $1.00 per share price and (ii) operate without liquidity fees and redemption gates in place unless the Board elects to adopt such provisions (and the Fund’s intention to implement such fees and gates is disclosed to Fund’s shareholders in its registration statement).

The Investment Company Act of 1940 (the “1940 Act”) requires a fund to recite in its registration statement whether and to what extent it intends to concentrate its investments in securities of issuers in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Fund currently has a fundamental investment policy to concentrate its investments in industries in the financial services sector and shareholder approval is required to amend this policy.

The Fund’s current industry concentration policy states:

The Fund will invest at least 25% of its total assets in issuers in the industries in the financial services sector.

2

The SEC’s revised rules for money market funds define a government money market fund to be a money market fund that invests 99.5% or more of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully. To be collateralized fully, the collateral must consist entirely of cash items or U.S. Government securities. Under its current fundamental concentration policy, which requires that the Fund invest more than 25% of its total assets in industries in the financial services sector, the Fund would not be able to comply with the 99.5% investment requirement. Therefore, the proposed fundamental industry concentration policy that you are asked to approve states:

The Fund may not purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

Under the proposed industry concentration policy, the Fund would be prohibited from investing more than 25% of its total assets in securities issued by companies in the same industry, including the financial services industry.

If shareholders approve this proposal, the Fund will make other changes necessary to operate as a government money market fund, including adopting a principal investment strategy to normally invest at least 99.5% of the Fund’s total assets in cash, U.S. Government money market instruments, and/or repurchase agreements collateralized by cash or U.S. Government securities. The Fund also intends to change its name to “MFS U.S. Government Money Market Portfolio.” The Board of Trustees of the Fund considered and approved these changes at its June 2015 meeting, subject to shareholder approval of the proposal.

If shareholders approve this proposal, the concentration policy change and the other changes described above are currently expected to take effect in April 2016 so as to permit the orderly transition of the Fund’s portfolio. If shareholders do not approve the concentration policy change, the Board will consider other options, including merging the Fund into another fund, liquidating the Fund or taking other action.

Required Vote. Approval of this matter will require the vote of (i) 67% or more of the outstanding voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

The Board, including the Independent Trustees, unanimously recommends that the shareholders of the Fund vote to approve this proposal.

FUND INFORMATION

This section provides certain information about the Fund, including information about its investment adviser, principal underwriter and administrator and the identity of persons holding more than 5% of the outstanding shares of any class of the Fund.

Investment Adviser, Principal Underwriter and Administrator

The Trust engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 111 Huntington Avenue, Boston, Massachusetts 02199. The Fund’s principal underwriter is MFS Fund

3

Distributors, Inc., a Delaware corporation with offices at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Interests of Certain Persons

Because the Trustees and officers of the Trust are not eligible to purchase shares of the Fund, no Trustee or officer owned shares of the Fund as of July 27, 2015, and, except as noted in Schedule A, no person owned of record or to the best knowledge of the Fund, beneficially more than 5% of the outstanding shares of each class of the Fund.

VOTING INFORMATION

Record Date, Quorum and Method of Tabulation. Shareholders of record of the Fund at the close of business on July 27, 2015 (the “Record Date”) will be entitled to notice of and to vote at the Meeting or any adjournment(s) or postponement(s) thereof. The holders of a majority of the voting power of the outstanding shares of the Fund at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting of the Fund. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. Because the Companies are the sole stockholders of the Fund, their presence at the Meeting in person or by proxy will meet the quorum requirement for the Fund.

Contract owners are being asked to give their voting instructions on the proposals discussed in the Proxy Statement. Please follow the directions on your voting instruction card, which accompanies this Proxy Statement. Contract owners are eligible to provide voting instructions for use at the Meeting if, at the Record Date, they owned a contract and some or all of the value of the contract was allocated for investment in the Fund. The Companies, which are the record shareholders of the Fund, will vote the Fund’s shares attributable to a contract owner’s contract in accordance with the voting instructions a contract owner provides on the voting instruction card if it is properly executed and returned in a timely manner. If a voting instruction card is signed and dated, but gives no voting instructions, shares will be voted “for” the proposal described in this Proxy Statement. The Companies will vote the shares attributable to contracts for which they do not receive a voting instruction card and shares the Companies own directly due to their contributions to or accumulations in the separate accounts in the same proportion as the shares for which they receive a voting instruction card. Because the Companies will vote the Fund’s shares attributable to contracts for which they do not receive voting instructions in the same proportion as the shares for which they do receive voting instructions, a small number of contract owners may determine the outcome of the vote.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as the vote tabulators for the Meeting. The vote tabulators will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulators will count shares represented by proxies that are marked with an abstention as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions have the effect of a negative vote on the proposal.

4

Revocation of Proxies. Proxies and voting instructions may be revoked at any time before the Meeting by a written revocation received by Computershare, c/o Proxy Tabulator, P.O. Box 9043, Smithtown, New York 11787-9831, by properly executing a later-dated proxy or voting instruction card, or by attending the Meeting and voting in person, or in the case of contract owners, by providing voting instructions to the Companies at the Meeting.

Submission of Proposals. The Trust is a Massachusetts business trust and, as such, is not required to hold annual meetings of shareholders. However, the Trustees may from time to time schedule special meetings. Any shareholder who wishes to submit a proposal to be considered by the Trust or the Fund at the next meeting of shareholders should send the proposal to the MFS Variable Insurance Trust II (or MFS Money Market Portfolio, c/o Mark N. Polebaum, Secretary, at 111 Huntington Avenue, Boston, Massachusetts 02199) so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under federal securities laws.

Other Business. MFS knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

Adjournment. If the necessary quorum to transact business or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of votes or voting instructions. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. They will not vote with respect to any adjournment any proxies that direct them to abstain from voting on the proposal. The Fund pays the costs of any additional solicitation and of any adjourned session.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

August 7, 2015

5

Schedule A

Interests of Certain Persons

As of July 27, 2015, to the best knowledge of the Fund, the following shareholders beneficially owned more than 5% of the following classes of the Fund’s outstanding shares.

Class of Shares	Name and Address of Shareholder	Number of Outstanding Shares Beneficially Owned	Percent of Outstanding Shares of Noted Class Owned
Initial Class	Sun Life Financial – US VA Operating Fd Group 50 One Sun Life Executive Park Wellesley Hills, MA 02481	194,376,002.220	97%

Service Class	Sun Life Financial – US VA Operating Fd Group 50 One Sun Life Executive Park Wellesley Hills, MA 02481	187,488,027.32	100%

MKS-PRX-8/15

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 10:00 a.m. Eastern time on October 8, 2015)

VOTE BY TELEPHONE Call toll free: 1-800-337-3503 Follow the recorded instructions available 24 hours (until 10:00 a.m. Eastern time on October 8, 2015)

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope (must be received By 10:00 a.m. Eastern time on October 8, 2015)

Do not mail your Proxy Card when you vote by phone or internet

Please detach at perforation before mailing.

PROXY	MFS MONEY MARKET PORTFOLIO (the “Fund”)	PROXY

A Series of MFS Variable Insurance Trust II

111 Huntington Avenue, Boston, Massachusetts 02199

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2015

This proxy is solicited on behalf of the Board of Trustees of MFS Variable Insurance Trust II (the “Trust”).

The signer of this proxy card hereby appoints Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Richard S. Weitzel, Matthew Stowe and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the above-referenced Fund, on Thursday, October 8, 2015 at 10:30 a.m., Eastern Time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present. Only the Fund’s shareholders of record on July 27, 2015 will be entitled to vote at the Fund’s Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF SUBMITTED WITH NO DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	26787_052815_MMP

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of MFS Money Market Portfolio to Be Held on October 8, 2015.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs-26787

PLEASE SIGN, DATE AND RETURN YOUR

PROXY CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

		FOR	AGAINST	ABSTAIN
1.	To approve an amendment to the Fund’s fundamental investment policy concerning industry concentration.	☐	☐	☐
2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

26787_052815_MMP

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours (until 5:00 pm Eastern time on October 7, 2015)

VOTE BY TELEPHONE Call toll free: 1-866-298-8476 Follow the recorded instructions available 24 hours (until 5:00 pm Eastern time on October 7, 2015)

VOTE BY MAIL Vote, sign and date your Card and return it in the postage-paid envelope (must be received by 5:00 pm Eastern time on October 7, 2015)

Do not mail your Voting Instruction Card when you vote by phone or internet

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	MFS MONEY MARKET PORTFOLIO (the “Fund”)	VOTING INSTRUCTION CARD

a series of MFS Variable Insurance Trust II

111 Huntington Avenue, Boston, Massachusetts 02199

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 8, 2015

INSURANCE COMPANY DROP IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in MFS Money Market Portfolio.

The undersigned contract owner instructs the Company to vote, at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Fund’s Notice of Special Meeting of Shareholders and Proxy Statement.

If you sign below but do not mark instructions, the Company will vote all shares of the Fund attributable to your account value FOR the proposal. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account. The Board of Trustees of MFS Variable Insurance Trust II recommends a vote FOR the proposal on the reverse side.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

999 9999 9999 999
Note: Please sign exactly as your name appears on this voting instruction card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	26787_052815_MMP-VI

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of MFS Money Market Portfolio to Be Held on October 8, 2015.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs-26787

PLEASE SIGN, DATE AND RETURN YOUR

VOTING INSTRUCTION CARD TODAY

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

		FOR	AGAINST	ABSTAIN
1.	To approve an amendment to the Fund’s fundamental investment policy concerning industry concentration.	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY

26787_052815_MMP-VI